UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02796)

Exact name of registrant as specified in charter:	Putnam High Yield Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — February 29, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PHIGX

Putnam High Yield Trust

Semiannual report
2|29|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Trust

Semiannual report
2 | 29 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have rebounded in 2012, despite concerns over the threat of another recession in Europe.

U.S. stocks posted their strongest February in years, thanks to improving industrial output, consumer confidence, and unemployment data. Even the beleaguered housing market is showing early signs of recovery. Asia is benefiting from the global recovery, with China in particular seeing some improvements in manufacturing activity. While the eurozone may slip into another recession this year, economists believe the region could return to growth by the second half of 2012 if European officials devise a lasting plan to address the sovereign debt problem.

We believe that the market turmoil in recent years presents opportunities to pursue returns for our shareholders. Putnam’s bottom-up, fundamental investment approach is designed for this type of environment, and our investment team is committed to uncovering returns, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A disciplined approach to seeking high current income and capital growth

Unlike most types of fixed-income investments, high-yield bonds are more influenced by the performance of issuing companies than by interest rates. For this reason, distinguishing between opportunities and pitfalls in the high-yield bond market requires a rigorous selection process. With Putnam High Yield Trust, this process includes exhaustive research, investment diversification, and timely portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team visits with the management of issuing companies and analyzes each company’s profitability and capital structure. The team then considers this information in the context of the bond’s total return profile before deciding whether it is an appropriate investment for the fund. The fund’s managers seek bonds issued by a broad range of companies. Holdings are diversified across industry sectors and among bonds with different credit ratings. While the fund invests primarily in bonds of U.S. companies, it can target foreign bonds as well. The fund also invests in convertible securities and bank loans.

As the bond markets shift over time, the managers look for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, if credit spreads widen and prices of lower-rated securities decline, the managers may look to take advantage of the improved valuation of higher-risk securities. Conversely, if the managers believe that credit risk is likely to pick up or volatility is likely to increase, they may look to reduce risk in the portfolio.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

What makes a bond “high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

Bond ratings

Moody’s	Grade

Aaa	Investment

Aa, A	Investment

Baa	Investment

Ba, B	High yield

Caa/Ca	High yield

C	High yield

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

How would you characterize the environment in the high-yield bond market during the six months ended February 29, 2012?

During the summer of 2011, a series of negative events sent investors on a flight to safety, including the political brinksmanship surrounding attempts to raise the U.S. debt ceiling, Standard & Poor’s [S&P’s] downgrade of U.S. Treasury debt, increasing concerns surrounding the sovereign debt situation in Europe, and some weaker-than-expected economic data here at home. The end result was one of the worst months on record in August for high-yield bonds, as their “spread” over Treasuries rose to more than 8% amid sharp price declines.

Since then, high-yield bonds have staged a significant rally. Fundamentals in the market, which had been strong throughout 2011, remained solid, with the default rate well below its long-term average of about 4.2%. Companies continued to post solid profits in the fourth quarter of 2011, supported by extremely healthy balance sheets and generally high levels of cash. This combination of strong fundamentals and unusually high yields eventually drew investors back into the market, although valuations still appear attractive today by historical measures.

The fund trailed its benchmark. What factors dampened its relative return?

The fund’s larger exposures to the B- and CCC-rated tiers of the market were

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

detrimental to performance over the past six months. Investors’ flight to quality, which continued through September 2011, resulted in higher-rated tiers of the market outperforming their lower-quality counterparts. Although that trend has since reversed itself, with lower-rated tiers leading the market, the fund’s positioning was ultimately a net detractor over the semiannual period.

How has the recent default by Greece affected bond markets?

In late February and early March, all three of the major U.S. ratings agencies declared that Greece’s latest debt restructuring constituted a default, which was not particularly surprising to those who had been following the developments in Europe. What many investors had been worried about was whether Greece’s default would be orderly — and therefore relatively contained — or disorderly, with the potential to move other peripheral European countries to default as well, and possibly sparking a crisis in the European banking system. Fortunately, this has not been the case, as Greece — working closely with the European Union, the European Central Bank, and the International Monetary Fund — orchestrated an orderly exchange of its existing bonds for new debts with lower principal values. While much remains to be seen in how other European nations handle getting their fiscal houses in order, investors took this latest development in stride, and we believe the outcome thus far has been generally favorable for the market.

Credit qualities are shown as a percentage of net assets as of 2/29/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the net cash category. Cash is also shown in the net cash category. The fund itself has not been rated by an independent rating agency.

I should point out that amid all of the uncertainty surrounding the European sovereign debt situation, volatility in the European corporate debt market has created a number of investment opportunities, with what we believe are solid corporations trading at meaningful discounts. We have been selectively pursuing opportunities overseas, including a small tactical position in European high-yield debt.

Which industry groups and holdings helped versus the index?

After a challenging September, the fund’s holdings in the financials sector rallied to close out the semiannual period, especially more recently in 2012. Ally Financial was one of the bigger contributors, while HBOS [a subsidiary of Lloyd Banking Group] and Ceridian boosted results late in the period. In general, the fund’s overweight position in financials was beneficial, as was its increased exposure to the chemicals, broadcasting, and cable and satellite industries.

One of the biggest detractors was our positioning in the industrials sector, where the fund had a sizable underweight throughout the period. Performance in the sector was generally solid, and our limited exposure detracted from relative returns.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/29/12. Short-term holdings are excluded. Holdings will vary over time.

Interest rates climbed higher in 2012 after declining for much of 2011. How do changes in interest rates affect high-yield bonds?

Bond prices generally move in the opposite direction of interest rates, although high-yield bonds typically have less sensitivity to rate changes than Treasuries. That said, declining rates are usually positive for high-yield bonds as the fixed rates on existing bonds become more attractive to investors. Although the Federal Reserve has indicated that it plans to keep short-term interest rates low for an extended period, we may continue to see some upward pressure on longer-term rates, particularly if the economic outlook continues to improve. In general, interest rates tend to rise during periods of improving economic conditions, which is positive for corporations and, consequently, beneficial from a credit-risk standpoint — all of which stands to benefit high-yield investors. But, in the end, high-yield bonds typically are less influenced by interest-rate movements, and more influenced by corporate fundamentals and economic conditions.

What is your outlook for the high-yield market over the coming months, and how are you positioning the fund?

So far in 2012, most risk assets have continued to benefit from improving macroeconomic conditions. Accommodative central banks, healthy corporate earnings, and signs of a slowly improving U.S. economy have been instilling a sense of confidence in investors. As I mentioned before, we believe the fundamentals in the market have been attractive for some time, and despite the narrowing of

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of net assets as of 2/29/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the net cash category. Cash is also shown in the net cash category. The fund itself has not been rated by an independent rating agency.

spreads since August, I believe valuations in the high-yield space suggest some room for continued tightening.

With regard to the technical environment, our outlook is more neutral. Strong flows in high-yield funds, high new issuance activity, and a return to a “risk-on” posture for investors have led to solid demand recently, but we remain cautious on the global macroeconomic picture, given its fluidity and potential for further regulator changes both at home and abroad.

Within the portfolios, we have reduced our target risk profile to be more in line with benchmark levels, while we have been maintaining a slightly larger-than-normal cash buffer to provide a cushion should the market come under the kind of selling pressure we experienced in 2011. Overall, with the economic picture continuing to offer signs of gradual improvement, we believe security selection will become increasingly important for investors, and that the fund is well positioned to capitalize on that trend as we continue into 2012.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

IN THE NEWS

Europe looks as if it may be headed back into recession. Sharp declines in household spending, exports, and manufacturing activity led to an economic downdraft in the final months of 2011. Economic output for the 17 eurozone countries contracted 0.3% from October to December, according to Eurostat, the European Union’s statistics office. Officials are forecasting a recession in 2012, the region’s second slowdown in three years. However, there are vast differences in health among the various eurozone economies. Officials warn that Greece is likely to remain in recession in 2012 and will likely not return to growth until 2014. Conversely, Germany and France, the eurozone’s largest and healthiest economies, are seen avoiding recession this year. If European officials can find a solution to stave off financial crises for the region’s most indebted member countries, economists believe that growth could turn positive in the second half of 2012.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.82%	8.69%	7.92%	7.92%	7.99%	7.99%	8.45%	8.34%	8.51%	8.90%

10 years	125.98	117.04	110.38	110.38	109.08	109.08	120.27	113.18	117.99	130.68
Annual average	8.49	8.06	7.72	7.72	7.65	7.65	8.22	7.86	8.10	8.72

5 years	37.32	31.85	32.48	30.61	32.18	32.18	35.39	30.94	34.68	38.43
Annual average	6.55	5.69	5.79	5.49	5.74	5.74	6.25	5.54	6.14	6.72

3 years	79.64	72.53	76.00	73.00	75.62	75.62	78.30	72.50	77.65	80.75
Annual average	21.56	19.94	20.74	20.05	20.65	20.65	21.26	19.93	21.11	21.81

1 year	3.88	–0.27	3.07	–1.77	3.18	2.21	3.71	0.29	3.72	4.23

6 months	7.53	3.20	7.12	2.12	7.07	6.07	7.37	3.86	7.55	7.66

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 2/29/12

	JPMorgan Developed	Lipper High Current Yield Funds
	High Yield Index	category average*

Annual average (life of fund)	—†	8.61%

10 years	155.39%	112.66
Annual average	9.83	7.66

5 years	50.01	33.40
Annual average	8.45	5.74

3 years	97.35	77.78
Annual average	25.43	21.04

1 year	8.25	4.84

6 months	8.87	7.67

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/29/12, there were 510, 498, 425, 358, 241, and 10 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 2/29/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.270		$0.241	$0.244	$0.260		$0.262	$0.280

Capital gains	—		—	—	—		—	—

Total	$0.270		$0.241	$0.244	$0.260		$0.262	$0.280

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/11	$7.39	$7.70	$7.38	$7.34	$7.41	$7.66	$7.26	$7.28

2/29/12	7.66	7.98	7.65	7.60	7.68	7.94	7.53	7.54

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	7.05%	6.77%	6.27%	6.32%	6.72%	6.50%	6.85%	7.48%

Current 30-day SEC yield [2]	N/A	5.76	5.25	5.25	N/A	5.56	5.76	6.25

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.80%	8.67%	7.90%	7.90%	7.97%	7.97%	8.43%	8.32%	8.49%	8.88%

10 years	120.74	111.85	105.48	105.48	104.12	104.12	114.91	107.84	112.91	125.03
Annual average	8.24	7.80	7.47	7.47	7.40	7.40	7.95	7.59	7.85	8.45

5 years	36.75	31.31	32.11	30.24	31.64	31.64	35.02	30.57	33.96	38.01
Annual average	6.46	5.60	5.73	5.43	5.65	5.65	6.19	5.48	6.02	6.66

3 years	76.59	69.66	72.69	69.69	72.62	72.62	75.29	69.64	74.39	77.31
Annual average	20.87	19.27	19.97	19.28	19.96	19.96	20.57	19.26	20.37	21.04

1 year	3.75	–0.42	2.95	–1.88	3.05	2.08	3.59	0.17	3.44	4.09

6 months	12.25	7.81	11.84	6.84	11.80	10.80	12.23	8.53	12.21	12.44

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 8/31/11	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Annualized expense ratio for the six-month period
ended 2/29/12	1.03%	1.78%	1.78%	1.28%	1.28%	0.78%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2011, to February 29, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.31	$9.17	$9.16	$6.60	$6.61	$4.03

Ending value (after expenses)	$1,075.30	$1,071.20	$1,070.70	$1,073.70	$1,075.50	$1,076.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2012, use the following calculation method. To find the value of your investment on September 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.17	$8.92	$8.92	$6.42	$6.42	$3.92

Ending value (after expenses)	$1,019.74	$1,016.01	$1,016.01	$1,018.50	$1,018.50	$1,020.98

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2012, Putnam employees had approximately $345,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 2/29/12 (Unaudited)

CORPORATE BONDS AND NOTES (85.7%)*	Principal amount		Value

Advertising and marketing services (0.5%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		$2,995,000	$2,680,524

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015		1,977,000	1,853,437

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018		1,235,000	1,358,500

Lamar Media Corp. 144A sr. sub. notes 5 7/8s, 2022		1,100,000	1,148,125

			7,040,586
Automotive (2.1%)
Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021		3,250,000	3,282,500

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		4,085,000	5,096,037

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		3,210,000	3,383,497

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		5,505,000	6,165,600

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021		875,000	977,167

General Motors Escrow notes 8 1/4s, 2023		2,555,000	38,325

Motors Liquidation Co. (Escrow) notes 8 3/8s, 2033		2,390,000	35,850

Navistar International Corp. sr. notes 8 1/4s, 2021		5,234,000	5,718,144

Schaeffler Finance BV 144A company
guaranty sr. notes 8 1/2s, 2019 (Netherlands)		960,000	1,036,800

Schaeffler Finance BV 144A company
guaranty sr. notes 7 3/4s, 2017 (Netherlands)		945,000	1,002,881

TRW Automotive, Inc. company guaranty sr. unsec. unsub.
notes Ser. REGS, 6 3/8s, 2014	EUR	1,065,000	1,455,563

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		$1,055,000	1,173,687

UR Financing Escrow Corp. 144A company guaranty notes
5 3/4s, 2018		765,000	782,213

UR Financing Escrow Corp. 144A sr. unsec. notes 7 5/8s, 2022		1,150,000	1,181,625

			31,329,889
Basic materials (6.5%)
AbitibiBowater, Inc. 144A company guaranty sr. notes 10 1/4s,
2018 (Canada)		1,455,000	1,662,337

Ardagh Glass Finance PLC sr. sec. unsub. notes Ser. REGS,
9 1/4s, 2016 (Ireland)	EUR	1,180,000	1,725,127

Associated Materials, LLC company guaranty sr. notes
9 1/8s, 2017		$2,446,000	2,409,310

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018		4,225,000	4,499,624

Celanese US Holdings, LLC company guaranty sr. unsec.
notes 6 5/8s, 2018 (Germany)		1,155,000	1,264,725

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		3,018,000	3,289,620

Cemex Finance, LLC 144A company guaranty sr. bonds
9 1/2s, 2016		745,000	733,825

Clondalkin Acquisition BV 144A company guaranty sr. notes
FRN 2.546s, 2013 (Netherlands)		1,067,000	1,008,315

Compass Minerals International, Inc. company guaranty sr. unsec.
notes 8s, 2019		2,532,000	2,785,200

Edgen Murray Corp. company guaranty sr. notes 12 1/4s, 2015		1,040,000	1,060,800

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		3,535,000	3,694,074

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount		Value

Basic materials cont.
FMG Resources August 2006 Pty, Ltd. 144A company guaranty
sr. unsec notes 6 3/8s, 2016 (Australia)		$405,000	$419,175

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)		2,070,000	2,287,350

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		1,910,000	2,024,600

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		2,677,000	2,817,238

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		960,000	940,800

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		2,050,000	2,121,750

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		1,903,000	2,150,390

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		3,010,000	3,401,300

INEOS Finance PLC sr. sec. notes company guaranty Ser. REGS,
9 1/4s, 2015 (United Kingdom)	EUR	700,000	987,344

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		$785,000	828,175

INEOS Finance PLC 144A company guaranty sr. sec. notes 8 3/8s,
2019 (United Kingdom)		1,380,000	1,466,250

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	2,250,000	2,629,440

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		$2,950,000	3,112,250

Lyondell Chemical Co. company guaranty notes 11s, 2018		4,744,564	5,201,227

LyondellBasell Industries NV 144A company guaranty sr. notes
6s, 2021 (Netherlands)		4,540,000	4,982,650

Momentive Performance Materials, Inc. company guaranty notes
9 1/2s, 2021	EUR	785,000	873,801

Momentive Performance Materials, Inc. notes 9s, 2021		$3,668,000	3,383,730

Norbord, Inc. sr. unsub. plants equip. 7 1/4s, 2012 (Canada)		510,000	515,100

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		2,795,000	3,116,425

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		2,589,000	2,621,363

Old All, Inc. company guaranty sr. unsec. notes 9s, 2014
(In default) † F		4,534,000	5

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s, 2014
(Austria)	EUR	875,000	1,263,674

Pregis Corp. company guaranty FRN 6.245s, 2013	EUR	30,250	39,159

Pregis Corp. company guaranty notes FRN 6.245s, 2013	EUR	46,750	60,519

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013		$1,144,000	1,112,540

Rhodia SA 144A sr. notes 6 7/8s, 2020 (France)		1,050,000	1,160,250

Smurfit Kappa Acquisition company guaranty sr. bonds 7 1/4s,
2017 (Ireland)	EUR	200,000	283,156

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$1,918,000	1,932,385

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)		841,000	817,873

Solo Cup Co./Solo Cup Operating Corp. company guaranty
sr. notes 10 1/2s, 2013		644,000	651,245

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount	Value

Basic materials cont.
Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017	$2,672,000	$3,026,040

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020	2,500,000	2,931,250

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	2,682,000	2,728,934

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020	1,520,000	1,588,400

Thompson Creek Metals Co., Inc. company guaranty sr. unsec.
notes 7 3/8s, 2018 (Canada)	185,000	177,138

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017	2,384,000	2,515,120

Tube City IMS Corp. company guaranty sr. unsec. sub. notes
9 3/4s, 2015	2,670,000	2,740,088

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes 8 3/4s, 2019	1,630,000	806,850

Verso Paper Holdings, LLC/Verso Paper, Inc. sr. notes
11 1/2s, 2014	2,000,000	2,040,000

Weyerhaeuser Co. sr. unsec. unsub. debs. 7 3/8s, 2032 R	970,000	1,054,890

		96,942,831
Broadcasting (2.2%)
Clear Channel Communications, Inc. company guaranty sr. notes
9s, 2021	1,391,000	1,279,720

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016	557,000	453,955

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014	1,250,000	1,120,312

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	3,645,000	4,009,500

Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. sub. notes 7 5/8s, 2020 Δ	1,525,000	1,527,225

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019	2,945,000	2,878,737

DISH DBS Corp. company guaranty 7 1/8s, 2016	267,000	295,035

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	2,050,000	2,408,750

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	4,215,000	4,678,650

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019	2,520,000	2,690,100

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015	2,960,000	3,126,500

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.
company guaranty sr. notes 8 7/8s, 2017	2,330,000	2,493,100

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021	1,917,000	1,902,623

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	45,000	47,925

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
13s, 2013	940,000	1,070,424

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018	3,100,000	3,394,500

		33,377,056
Building materials (1.8%)
Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	2,170,000	2,349,025

Building Materials Corp. 144A sr. notes 7s, 2020	1,385,000	1,502,724

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	1,025,000	1,101,875

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	955,000	1,038,563

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017	3,510,000	3,913,650

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount		Value

Building materials cont.
Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)		$3,715,000	$3,984,338

Nortek, Inc. company guaranty sr. unsec notes 10s, 2018		2,141,000	2,253,403

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021		1,010,000	977,175

Owens Corning company guaranty sr. unsec. notes 9s, 2019		5,025,000	6,130,500

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017		3,152,000	3,408,100

			26,659,353
Cable television (2.7%)
Adelphia Communications Corp. escrow bonds zero %, 2012		4,000	25

Adelphia Communications Corp. escrow bonds zero %, 2012		4,000	25

Adelphia Communications Corp. escrow bonds zero %, 2012		2,906,000	18,017

Adelphia Communications Corp. escrow bonds zero %, 2012		81,000	502

Adelphia Communications Corp. escrow bonds zero %, 2012		2,223,000	13,783

Atlantic Broadband Finance, LLC company guaranty 9 3/8s, 2014		1,600,000	1,608,000

Bresnan Broadband Holdings, LLC 144A company guaranty
sr. unsec. unsub. notes 8s, 2018		1,805,000	1,899,763

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		4,050,000	4,566,374

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		755,000	847,488

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018		3,035,000	3,315,737

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		1,380,000	1,462,800

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020		1,885,000	2,064,075

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022		1,770,000	1,889,475

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		1,571,000	1,692,753

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017		4,975,000	5,335,688

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021		1,540,000	1,667,050

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg
GmbH & Co. KG 144A company guaranty sr. notes 7 1/2s, 2019
(Germany)		1,275,000	1,367,438

Mediacom Broadband, LLC/Mediacom Broadband Corp.
sr. unsec. unsub. notes 8 1/2s, 2015		290,000	299,425

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		1,275,000	1,392,938

Mediacom, LLC/Mediacom Capital Corp. 144A sr. unsec. notes
7 1/4s, 2022		1,360,000	1,377,000

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s, 2021
(Canada)	CAD	1,680,000	1,713,432

Videotron Ltee sr. notes 6 7/8s, 2021 (Canada)	CAD	1,580,000	1,650,517

Videotron Ltee 144A sr. unsec. notes 5s, 2022 (Canada)		$3,335,000	3,335,000

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)		1,015,000	1,157,100

Virgin Media Finance PLC company guaranty sr. unsec. unsub.
notes 5 1/4s, 2022 (United Kingdom)		1,000,000	1,017,267

			39,691,672

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount		Value

Capital goods (5.6%)
Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		$3,835,000	$4,151,387

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 7 3/4s, 2019		3,310,000	3,525,150

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 5 1/4s, 2014		1,324,000	1,350,480

American Axle & Manufacturing, Inc. 144A company guaranty
sr. notes 9 1/4s, 2017		856,000	958,720

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	2,005,000	2,805,757

Ardagh Packaging Finance PLC 144A company guaranty
sr. notes 7 3/8s, 2017 (Ireland)	EUR	790,000	1,105,511

Ardagh Packaging Finance PLC 144A company guaranty
sr. notes 7 3/8s, 2017 (Ireland)		$310,000	333,250

Ball Corp. company guaranty sr. unsec. notes 5s, 2022		765,000	782,213

Berry Plastics Corp. company guaranty notes FRN 4.421s, 2014		1,210,000	1,158,575

Berry Plastics Corp. company guaranty sr. notes 9 1/2s, 2018		1,695,000	1,809,412

Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021		1,856,000	1,985,920

Berry Plastics Holding Corp. company guaranty sr. unsec. sub.
notes 10 1/4s, 2016		960,000	993,600

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		1,945,000	2,256,200

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		2,810,000	2,971,575

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	610,000	870,843

Exide Technologies sr. notes 8 5/8s, 2018		$3,205,000	2,491,888

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		4,675,000	5,037,313

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		6,886,000	8,228,235

Meritor, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015		770,000	789,250

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		4,326,000	4,380,074

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		2,495,000	2,613,513

Reynolds Group Issuer, Inc./Reynolds Issuer, LLC
144A company guaranty sr. notes 7 3/4s, 2016		1,330,000	1,416,450

Reynolds Group Issuer, Inc. 144A company guaranty sr. notes
7 1/8s, 2019		1,585,000	1,676,138

Reynolds Group Issuer, Inc. 144A company guaranty sr. unsec.
notes 9s, 2019		195,000	195,000

Reynolds Group Issuer, Inc. 144A sr. unsec. notes 9 7/8s, 2019		875,000	904,531

Reynolds Group Issuer, Inc. 144A sr. unsec. notes 8 1/4s, 2021
(New Zealand)		785,000	749,675

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu 144A sr. notes 7 7/8s, 2019		1,235,000	1,349,238

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu 144A sr. unsec. notes 9 7/8s, 2019		1,245,000	1,285,463

Ryerson Holding Corp. sr. disc. notes zero %, 2015		1,060,000	439,900

Ryerson, Inc. company guaranty sr. notes 12s, 2015		4,913,000	5,060,390

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018		1,040,000	1,131,000

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		3,105,000	3,330,113

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount		Value

Capital goods cont.
Terex Corp. company guaranty sr. unsec. notes 10 7/8s, 2016		$935,000	$1,062,394

Terex Corp. sr. unsec. sub. notes 8s, 2017		4,305,000	4,509,487

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017		3,915,000	4,091,175

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017		2,046,000	2,250,600

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018		3,135,000	3,448,500

			83,498,920
Coal (2.0%)
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021		1,865,000	1,809,050

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6s, 2019		2,000,000	1,960,000

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		2,295,000	2,289,262

Arch Coal, Inc. 144A company guaranty sr. unsec. notes 7s, 2019		2,480,000	2,480,000

Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013		1,191,000	1,196,955

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		4,745,000	5,172,050

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8s, 2017		3,785,000	4,116,187

CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2021		405,000	408,038

James River Coal Co. company guaranty sr. unsec. unsub. notes
7 7/8s, 2019		990,000	668,250

Peabody Energy Corp. company guaranty 7 3/8s, 2016		4,188,000	4,732,440

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		262,000	283,288

Peabody Energy Corp. 144A sr. unsec. notes 6s, 2018		3,965,000	4,153,337

			29,268,857
Commercial and consumer services (1.7%)
ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡		1,086,000	1,113,150

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018		483,000	458,850

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		1,462,000	1,513,170

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		5,670,000	6,392,924

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		3,282,000	3,421,485

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		2,310,000	2,321,550

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019		3,035,000	2,799,787

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019		980,000	872,200

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		4,125,000	3,753,750

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016		1,404,000	445,770

Travelport, LLC company guaranty sr. unsec. unsub. notes
9 7/8s, 2014		849,000	486,053

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016		3,380,000	1,791,400

			25,370,089
Consumer (0.7%)
Jarden Corp. company guaranty sr. unsec. notes 8s, 2016		1,120,000	1,225,000

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	410,000	551,306

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount		Value

Consumer cont.
Scotts Miracle-Gro Co. (The) 144A sr. notes 6 5/8s, 2020		$2,125,000	$2,241,874

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015		4,352,000	4,455,403

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes
10 1/4s, 2016 ‡‡		2,175,000	2,107,031

			10,580,614
Consumer staples (6.9%)
ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015		1,755,000	1,937,099

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020		730,000	795,700

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 9 5/8s, 2018		1,025,000	1,117,250

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2016		2,987,000	3,084,077

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018		1,830,000	2,067,900

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		1,526,732	1,587,801

Claire’s Escrow II Corp. 144A sr. notes 9s, 2019		2,300,000	2,369,000

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		1,500,000	1,308,750

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		3,323,000	3,754,990

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017		3,640,000	3,967,600

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub. notes
11s, 2018		3,162,000	3,367,530

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018		640,000	707,200

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		2,215,000	2,275,912

Del Monte Corp. company guaranty sr. unsec. notes 7 5/8s, 2019		2,420,000	2,420,000

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		3,685,000	4,062,712

Dole Food Co. sr. notes 13 7/8s, 2014		672,000	769,440

Dole Food Co. 144A sr. notes 8s, 2016		765,000	810,900

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		2,455,000	2,645,262

Hertz Corp. company guaranty sr. unsec. notes 8 7/8s, 2014		122,000	122,001

Hertz Corp. company guaranty sr. unsec. notes 7 1/2s, 2018		920,000	992,450

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	2,395,000	3,441,913

JBS USA, LLC/JBS USA Finance, Inc. company guaranty
sr. unsec. notes 11 5/8s, 2014		$1,050,000	1,216,688

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020		1,080,000	1,115,100

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021		5,245,000	5,113,874

Landry’s Acquisition Co. 144A company guaranty notes
11 5/8s, 2015		665,000	713,213

Landry’s Restaurant, Inc. company guaranty sr. notes 11 5/8s, 2015		2,326,000	2,541,155

Libbey Glass, Inc. sr. notes 10s, 2015		1,417,000	1,521,504

Michael Foods, Inc. company guaranty sr. unsec notes
9 3/4s, 2018		1,200,000	1,314,000

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount	Value

Consumer staples cont.
Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corp.
company guaranty sr. unsec. notes 9 1/4s, 2015	$2,495,000	$2,563,612

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022	970,000	1,033,050

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018	3,290,000	3,590,212

Revlon Consumer Products Corp. company guaranty notes
9 3/4s, 2015	1,770,000	1,913,813

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019	880,000	1,002,100

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	1,951,000	1,999,775

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017	4,467,000	4,534,004

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	740,000	843,600

Rite Aid Corp. 144A sr. notes 9 1/4s, 2020	2,300,000	2,328,750

Service Corporation International sr. notes 7s, 2019	1,100,000	1,215,500

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014	1,660,000	1,946,350

Spectrum Brands Holdings, Inc. company guaranty sr. notes
9 1/2s, 2018	1,482,000	1,689,480

Spectrum Brands Holdings, Inc. company guaranty sr. unsec. sub.
bonds 12s, 2019	2,824,432	3,103,344

Spectrum Brands Holdings, Inc. 144A company guaranty sr. notes
9 1/2s, 2018	1,110,000	1,265,400

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	2,025,000	2,126,250

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	2,508,000	2,921,820

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019	2,985,000	3,298,425

Wendy’s Co. (The) company guaranty sr. unsec. unsub. notes
10s, 2016	4,485,000	4,939,150

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	1,433,000	1,572,718

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	1,959,000	2,118,169

		103,146,543
Energy (oil field) (1.3%)
Complete Production Services, Inc. company guaranty 8s, 2016	1,055,000	1,098,044

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. notes 7 5/8s, 2018	2,520,000	2,690,100

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016	6,787,000	7,126,350

Key Energy Services, Inc. company guaranty unsec. unsub. notes
6 3/4s, 2021	2,578,000	2,700,455

Offshore Group Investments, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	4,050,000	4,515,750

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019 (Canada)	505,000	540,350

		18,671,049
Entertainment (0.7%)
AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	4,205,000	3,931,674

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec. notes
9 1/8s, 2018	420,000	469,350

Cinemark USA, Inc. company guaranty sr. unsec. notes
8 5/8s, 2019	1,125,000	1,251,563

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount	Value

Entertainment cont.
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	$565,000	$603,138

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	3,760,000	4,117,200

		10,372,925
Financials (7.5%)
ABN AMRO North American Holding Preferred Capital Repackage
Trust I 144A jr. unsec. sub. bonds FRB 6.523s, perpetual maturity	4,445,000	3,544,887

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	1,720,000	1,591,000

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	2,065,000	2,134,421

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.3s, 2015	2,280,000	2,519,400

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8s, 2020	1,270,000	1,438,275

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	1,350,000	1,486,688

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2017	960,000	969,600

Ally Financial, Inc. unsec. sub. notes 8s, 2018	1,542,000	1,657,650

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2058	3,302,000	3,495,992

BankAmerica Capital II bank guaranty jr. unsec. sub. notes
8s, 2026	695,000	697,606

Capital One Capital IV company guaranty jr. unsec. sub. notes
FRN 6.745s, 2037	2,338,000	2,367,225

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	1,732,000	1,840,250

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub.
notes 11 5/8s, 2017	1,392,000	1,607,760

CIT Group, Inc. sr. bonds 7s, 2017	311	311

CIT Group, Inc. sr. bonds 7s, 2016	42	42

CIT Group, Inc. 144A bonds 7s, 2017	9,544,000	9,555,929

CIT Group, Inc. 144A bonds 7s, 2016	1,295,000	1,296,619

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	2,185,000	2,354,338

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	2,300,000	2,348,875

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018	2,180,000	2,346,225

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019	2,950,000	2,861,500

Dresdner Funding Trust I 144A bonds 8.151s, 2031	3,365,000	2,792,950

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	1,750,000	1,780,625

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	1,844,000	2,148,260

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB 6.071s, perpetual maturity (Jersey)	3,560,000	2,527,600

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	2,805,000	2,520,180

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	1,050,000	772,951

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015	1,156,000	1,184,900

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018	5,295,000	5,612,700

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	925,000	1,029,063

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount	Value

Financials cont.
Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	$1,124,000	$1,164,745

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	1,565,000	1,525,875

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. notes FRN 7s, 2037	550,000	481,250

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	1,530,000	1,579,725

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	2,270,000	2,516,863

NB Capital Trust IV jr. unsec. sub. notes 8 1/4s, 2027	680,000	687,650

Nuveen Investments, Inc. company guaranty sr. unsec. unsub.
notes 10 1/2s, 2015	1,522,000	1,590,490

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R	1,645,000	1,778,656

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017	2,820,000	2,749,500

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	1,385,000	1,056,063

Regions Bank unsec. sub. notes 7 1/2s, 2018	1,850,000	2,016,500

Regions Financing Trust II company guaranty jr. unsec. sub. bonds
FRB 6 5/8s, 2047	2,447,000	2,226,770

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015	5,015,000	4,225,138

Royal Bank of Scotland Group PLC jr. unsec. sub. bonds FRB
7.648s, perpetual maturity (United Kingdom)	6,180,000	5,098,500

SLM Corp. sr. notes Ser. MTN, 8s, 2020	1,060,000	1,166,000

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	6,505,000	7,285,600

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017	7,615,000	5,901,625

USI Holdings Corp. 144A company guaranty sr. unsec. notes
FRN 4.378s, 2014	756,000	701,190

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	2,276,000	2,296,630

		112,532,592
Gaming and lottery (3.2%)
American Casino & Entertainment Properties LLC sr. notes
11s, 2014	3,427,000	3,624,053

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2018	6,016,000	4,647,360

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2015	710,000	646,100

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017	7,250,000	7,938,750

Caesars Operating Escrow LLC/Caesars Escrow Corp. 144A
sr. sub. notes 8 1/2s, 2020	2,135,000	2,177,700

Isle of Capri Casinos, Inc. company guaranty 7s, 2014	4,445,000	4,428,331

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019	2,050,000	2,044,875

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †	4,615,000	230,750

MTR Gaming Group, Inc. 144A notes 11 1/2s, 2019 ‡‡	6,638,025	6,355,909

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	675,000	757,688

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017	1,475,000	1,604,063

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount		Value

Gaming and lottery cont.
Pinnacle Entertainment, Inc. company guaranty sr. unsec. sub.
notes 7 1/2s, 2015		$2,225,000	$2,291,750

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		3,021,000	3,338,205

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		1,485,000	1,674,338

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		4,877,000	5,285,449

			47,045,321
Health care (6.2%)
Aviv Healthcare Properties LP company guaranty sr. unsec. notes
7 3/4s, 2019		2,083,000	2,129,868

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		1,789,000	1,943,301

Biomet, Inc. company guaranty sr. unsec. sub. notes
11 5/8s, 2017		1,500,000	1,636,875

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		2,365,000	2,441,863

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	3,145,000	4,525,052

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	1,000,000	1,376,812

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018
(Luxembourg)		$5,475,000	5,646,094

CRC Health Corp. company guaranty sr. unsec. notes
10 3/4s, 2016		620,000	568,850

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		685,000	734,663

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018		2,040,000	2,162,400

Elan Finance PLC/Elan Finance Corp. company guaranty
sr. unsec. notes 8 3/4s, 2016 (Ireland)		3,550,000	3,905,000

Emergency Medical Services Corp. company guaranty sr. unsec.
notes 8 1/8s, 2019		2,191,000	2,300,550

Endo Pharmaceutical Holdings, Inc. company guaranty sr. unsec
notes 7s, 2019		1,590,000	1,749,000

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		2,200,000	2,343,000

Grifols, Inc. company guaranty sr. unsec notes 8 1/4s, 2018		2,809,000	3,047,765

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019		4,655,000	5,213,600

HCA, Inc. sr. notes 6 1/2s, 2020		8,730,000	9,384,750

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		2,495,000	2,700,838

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		2,985,000	3,156,638

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec notes 8 3/8s, 2019		4,070,000	3,886,850

Jaguar Holding Co.II/ Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		2,655,000	2,903,906

Kinetics Concept/KCI USA 144A company guaranty notes
10 1/2s, 2018		5,660,000	5,886,400

Kinetics Concept/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019		2,680,000	2,586,200

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		2,015,000	2,190,053

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		3,850,000	3,792,250

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount	Value

Health care cont.
Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡	$762,852	$763,806

Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	330,000	355,575

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	1,340,000	1,561,100

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	1,950,000	2,223,000

Tenet Healthcare Corp. 144A company guaranty notes
6 1/4s, 2018	3,120,000	3,326,700

United Surgical Partners International, Inc. company guaranty
sr. unsec. sub. notes 8 7/8s, 2017	1,000,000	1,043,750

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	410,000	415,638

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	1,555,000	1,589,988

Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017	3,545,000	3,633,625

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	107,000	70,353

		93,196,113
Homebuilding (1.2%)
Beazer Homes USA, Inc. company guaranty sr. unsec. notes
6 7/8s, 2015	1,515,000	1,418,419

Beazer Homes USA, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2018	1,390,000	1,195,400

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	898,000	765,545

Beazer Homes USA, Inc. sr. unsec. notes company guaranty
8 1/8s, 2016	355,000	332,369

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	4,455,000	4,299,075

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	3,270,000	3,466,200

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	1,915,000	1,761,800

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014	215,000	209,088

Realogy Corp. company guaranty sr. unsec. unsub. notes
11 1/2s, 2017	4,210,000	3,852,150

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	585,000	587,925

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	625,000	645,313

		18,533,284
Household furniture and appliances (0.1%)
Sealy Mattress Co. 144A company guaranty sr. sec. notes
10 7/8s, 2016	857,000	934,216

		934,216
Lodging/Tourism (1.3%)
CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017 ‡‡	3,845,581	4,158,034

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	2,932,000	3,313,160

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	3,800,000	3,885,500

MGM Resorts International company guaranty sr. notes 9s, 2020	515,000	575,513

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	965,000	965,000

MGM Resorts International company guaranty sr. unsec. notes
6 5/8s, 2015	3,275,000	3,315,938

MGM Resorts International sr. notes 10 3/8s, 2014	485,000	551,688

MGM Resorts International sr. notes 6 3/4s, 2012	2,000	2,041

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount	Value

Lodging/Tourism cont.
MGM Resorts International 144A company guaranty sr. unsec.
notes 8 5/8s, 2019	$1,110,000	$1,182,150

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A notes 8 5/8s, 2016	1,070,000	1,110,125

		19,059,149
Media (0.2%)
Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015	1,615,000	1,437,350

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 7 3/4s, 2018	2,050,000	2,280,625

		3,717,975
Oil and gas (9.4%)
Anadarko Finance Co. company guaranty sr. unsec. unsub. notes
Ser. B, 7 1/2s, 2031	3,550,000	4,572,258

Anadarko Petroleum Corp. sr. unsec. notes 6.2s, 2040	1,140,000	1,370,092

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015	1,142,000	742,300

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	1,310,000	1,378,775

Aurora USA Oil & Gas Inc. 144A sr. notes 9 7/8s, 2017	1,545,000	1,591,350

BreitBurn Energy Partners LP/BreitBurn Finance Corp. 144A
company guaranty sr. unsec. notes 7 7/8s, 2022	500,000	523,750

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	5,790,000	6,021,600

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	1,880,000	2,115,000

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017	5,333,000	5,559,653

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015	790,000	908,500

Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 6.775s, 2019	3,065,000	3,080,325

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec notes 6 1/8s, 2022	845,000	874,575

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021	1,047,000	1,067,940

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec. unsub. notes
6 5/8s, 2019	2,580,000	2,631,600

Comstock Resources, Inc. company guaranty sr. unsub. notes
8 3/8s, 2017	1,255,000	1,217,350

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	2,800,000	3,097,500

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	1,055,000	1,028,625

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	5,440,000	5,902,400

Denbury Resources, Inc. company guaranty sr. sub. notes
9 3/4s, 2016	475,000	530,219

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	2,062,000	2,345,525

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	1,280,000	1,404,800

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount	Value

Oil and gas cont.
EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	$5,480,000	$4,904,600

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
9 1/8s, 2017	1,010,000	1,070,600

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
6 1/2s, 2021	2,317,000	2,050,545

Forbes Energy Services Ltd. company guaranty sr. unsec notes
9s, 2019	1,865,000	1,837,025

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019 Δ	4,280,000	4,194,400

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	3,025,000	3,123,313

Inergy LP/Inergy Finance Corp. company guaranty sr. unsec.
notes 6 7/8s, 2021	2,334,000	2,252,310

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019	3,280,000	3,509,600

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2019	3,829,000	4,221,473

Lone Pine Resources Canada, Ltd. 144A company guaranty
sr. notes 10 3/8s, 2017 (Canada)	1,226,000	1,281,170

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	2,060,000	2,204,200

Milagro Oil & Gas company guaranty notes 10 1/2s, 2016	2,825,000	2,175,250

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	1,162,000	1,193,955

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	1,070,000	1,155,600

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	490,000	521,850

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	3,939,000	3,998,085

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020
(Canada)	4,335,000	4,605,938

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	3,875,000	4,223,750

Plains Exploration & Production Co. company guaranty sr. unsec.
notes 7 5/8s, 2018	400,000	430,000

Plains Exploration & Production Co. company guaranty sr. unsec.
notes 6 3/4s, 2022	3,945,000	4,319,775

Quicksilver Resources, Inc. company guaranty sr. unsec. notes
8 1/4s, 2015	1,223,000	1,244,403

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	1,630,000	1,735,950

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	1,080,000	1,182,600

Range Resources Corp. company guaranty sr. unsec. sub. notes
5s, 2022	1,070,000	1,080,700

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	4,405,000	4,779,425

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	4,321,000	4,645,075

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	5,725,000	6,025,563

SandRidge Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2016	925,000	1,008,250

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	615,000	621,150

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub.
notes 8s, 2018	5,452,000	5,642,820

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount	Value

Oil and gas cont.
SM Energy Co. sr. unsec. notes 6 5/8s, 2019	$1,255,000	$1,345,988

SM Energy Co. 144A sr. unsec. notes 6 1/2s, 2021	1,105,000	1,193,400

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	745,000	762,694

Whiting Petroleum Corp. company guaranty 7s, 2014	2,107,000	2,254,490

Williams Cos., Inc. (The) notes 7 3/4s, 2031	293,000	357,507

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	639,000	807,065

WPX Energy, Inc. 144A sr. unsec. notes 6s, 2022	890,000	918,925

WPX Energy, Inc. 144A sr. unsec. notes 5 1/4s, 2017	3,315,000	3,381,300

		140,224,881
Publishing (0.3%)
American Media, Inc. 144A notes 13 1/2s, 2018	334,251	257,373

Cengage Learning Acquisitions, Inc. 144A sr. notes 10 1/2s, 2015	405,000	346,275

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	2,850,000	2,764,500

Cenveo Corp. 144A company guaranty sr. unsec. notes
10 1/2s, 2016	849,000	832,020

		4,200,168
Regional Bells (1.0%)
Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015	1,218,000	1,230,180

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018	2,825,000	2,694,344

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017	1,510,000	1,559,075

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	2,865,000	3,101,363

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	1,965,000	2,122,200

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	2,835,000	3,044,081

Qwest Communications International, Inc. company guaranty
7 1/2s, 2014	462,000	463,617

		14,214,860
Retail (2.9%)
Academy, Ltd./Academy Finance Corp. 144A company guaranty
sr. unsec. notes 9 1/4s, 2019	2,035,000	2,055,350

AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec notes 7s, 2022	1,945,000	1,996,056

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	800,000	872,000

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	760,000	786,600

Bon-Ton Department Stores, Inc. (The) company guaranty
10 1/4s, 2014	4,251,000	2,720,640

Burlington Coat Factory Warehouse Corp. company guaranty
sr. unsec notes 10s, 2019	2,840,000	2,914,550

J Crew Group, Inc. company guaranty sr. unsec. notes
8 1/8s, 2019	1,700,000	1,702,125

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021	2,265,000	2,497,163

Limited Brands, Inc. sr. notes 5 5/8s, 2022	1,155,000	1,192,538

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2015	2,580,000	3,045,316

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	4,555,000	4,827,845

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	2,785,000	2,788,481

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount	Value

Retail cont.
Neiman-Marcus Group, Inc. company guaranty sr. unsec. sub.
notes 10 3/8s, 2015	$595,000	$619,550

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016	2,731,000	2,847,095

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	1,455,000	1,600,500

QVC Inc. 144A sr. notes 7 1/2s, 2019	1,955,000	2,170,050

QVC Inc. 144A sr. notes 7 3/8s, 2020	1,425,000	1,578,188

Sears Holdings Corp. company guaranty 6 5/8s, 2018	1,258,000	1,085,025

Toys R Us — Delaware, Inc. 144A company guaranty sr. notes
7 3/8s, 2016	610,000	626,775

Toys R Us Property Co., LLC company guaranty sr. notes
8 1/2s, 2017	2,400,000	2,538,000

Toys R Us Property Co., LLC company guaranty sr. unsec. notes
10 3/4s, 2017	2,830,000	3,137,763

		43,601,610
Technology (4.6%)
Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017	1,265,000	1,388,338

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	3,395,000	3,764,206

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	1,029,000	792,330

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015	380,000	380,950

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	4,468,000	4,468,000

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	2,100,000	2,128,875

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	3,051,850	2,929,776

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	3,705,000	3,538,275

Epicor Software Corp. 144A company guaranty sr. unsec. notes
8 5/8s, 2019	2,810,000	2,908,350

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 7/8s, 2020	1,455,000	1,636,875

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2017	980,000	1,069,425

First Data Corp. company guaranty sr. unsec notes 12 5/8s, 2021	3,347,000	3,514,350

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	2,588,914	2,666,581

First Data Corp. company guaranty sr. unsec. sub. notes
11 1/4s, 2016	4,485,000	4,249,538

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	4,321,000	4,180,568

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	1,285,000	1,299,456

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
10 3/4s, 2020	1,672,000	1,847,560

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	1,361,000	1,524,320

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	4,545,000	4,999,500

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019	975,000	1,077,375

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	960,000	1,066,800

Jazz Technologies, Inc. company guaranty sr. unsec. notes
8s, 2015 F	2,261,000	1,899,240

NXP BV/NXP Funding, LLC 144A company guaranty sr. notes
9 3/4s, 2018 (Netherlands)	3,255,000	3,682,219

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount	Value

Technology cont.
Seagate HDD Cayman company guaranty sr. unsec. unsub. notes
7 3/4s, 2018 (Cayman Islands)	$1,525,000	$1,715,625

Seagate HDD Cayman 144A company guaranty sr. unsec. notes
7s, 2021 (Cayman Islands)	1,780,000	1,971,350

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	972,000	1,013,310

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	3,373,000	3,642,840

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	2,960,000	3,226,400

Unisys Corp. sr. unsec. unsub. notes 12 1/2s, 2016	613,000	651,313

		69,233,745
Telecommunications (7.1%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2017	1,125,000	956,250

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	1,921,000	1,868,173

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	1,759,000	1,710,628

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	1,020,000	1,116,900

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	940,000	1,024,600

Digicel Group, Ltd. 144A sr. unsec. notes 7s, 2020 (Bermuda)	1,520,000	1,535,200

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	2,850,000	3,021,000

Equinix, Inc. sr. unsec. notes 7s, 2021	1,960,000	2,170,700

Hughes Satellite Systems Corp. company guaranty sr. sec. notes
6 1/2s, 2019	2,880,000	3,052,800

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	3,200,000	3,472,000

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Luxembourg)	3,081,000	3,258,158

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡	9,273,562	9,551,769

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)	5,274,000	5,438,813

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	2,040,000	2,080,800

Level 3 Financing, Inc. company guaranty 8 3/4s, 2017	2,275,000	2,377,375

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
9 3/8s, 2019	868,000	959,140

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
8 1/8s, 2019	470,000	492,325

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
FRN 8 5/8s, 2020	1,980,000	2,113,650

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	3,675,000	3,936,844

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	400,000	412,000

Nextel Communications, Inc. company guaranty sr. unsec. notes
Ser. D, 7 3/8s, 2015	1,860,000	1,836,750

NII Capital Corp. company guaranty sr. unsec. unsub. notes
10s, 2016	1,200,000	1,368,000

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount		Value

Telecommunications cont.
NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021		$3,550,000	$3,638,750

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		1,606,000	1,750,540

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		3,430,000	3,841,600

Qwest Corp. notes 6 3/4s, 2021		2,690,000	3,053,884

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		2,586,000	2,875,663

SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8 1/4s, 2019		1,510,000	1,661,000

SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8s, 2016		3,030,000	3,264,825

Sprint Capital Corp. company guaranty 6 7/8s, 2028		6,387,000	4,981,860

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		5,559,000	5,447,820

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		5,045,000	4,590,950

Sprint Nextel Corp. 144A company guaranty sr. unsec. notes
9s, 2018		3,501,000	3,903,615

Sprint Nextel Corp. 144A sr. unsec. notes 9 1/8s, 2017		2,210,000	2,221,050

Wind Acquisition Finance SA company guaranty sr. sec.
notes Ser. REGS, 7 3/8s, 2018 (Netherlands)	EUR	1,325,000	1,676,961

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Netherlands)		$2,375,000	2,315,625

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Netherlands)		1,515,000	1,552,875

Wind Acquisition Holdings Finance SA 144A company guaranty
sr. notes 12 1/4s, 2017 (Italy) ‡‡		996,220	869,202

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018		825,000	903,375

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2013		370,000	396,825

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		1,938,000	2,185,095

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021		547,000	597,598

			105,482,988
Telephone (0.5%)
Cricket Communications, Inc. company guaranty sr. unsec. notes
7 3/4s, 2020		4,888,000	4,863,560

Cricket Communications, Inc. company guaranty sr. unsec. unsub.
notes 10s, 2015		645,000	682,088

Cricket Communications, Inc. company guaranty sr. unsub. notes
7 3/4s, 2016		1,440,000	1,533,600

			7,079,248
Textiles (0.3%)
Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		1,795,000	1,875,775

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		1,810,000	2,013,625

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		972,000	1,003,600

			4,893,000

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount	Value

Transportation (1.1%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018
(Luxembourg)	$4,410,000	$4,636,013

AMGH Merger Sub, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	4,495,000	4,843,363

CHC Helicopter SA 144A company guaranty sr. notes 9 1/4s,
2020 (Luxembourg)	2,650,000	2,656,625

Swift Services Holdings, Inc. company guaranty sr. notes
10s, 2018	3,220,000	3,521,875

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	3,020,000	1,449,600

		17,107,476
Utilities and power (4.1%)
AES Corp. (The) sr. unsec. notes 8s, 2020	1,291,000	1,513,697

AES Corp. (The) sr. unsec. unsub. notes 9 3/4s, 2016	270,000	321,300

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	2,555,000	2,944,637

AES Corp. (The) 144A sr. notes 7 3/8s, 2021	1,665,000	1,898,100

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	2,230,000	2,453,000

Calpine Corp. 144A sr. notes 7 1/4s, 2017	5,498,000	5,827,880

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	3,247,000	3,522,147

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 7 1/4s, 2021	1,500,000	1,710,000

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	3,210,000	3,498,900

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default) †	4,685,000	3,045,250

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	1,916,000	1,398,680

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	1,280,000	1,206,400

Edison Mission Energy sr. unsec. notes 7.2s, 2019	1,900,000	1,235,000

Edison Mission Energy sr. unsec. notes 7s, 2017	60,000	40,200

El Paso Corp. sr. unsec. notes 7s, 2017	1,000,000	1,117,439

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	121,000	144,293

El Paso Natural Gas Co. debs. 8 5/8s, 2022	1,597,000	1,975,961

Energy Future Holdings Corp. company guaranty sr. notes 10s, 2020	940,000	1,016,374

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	2,124,000	2,307,194

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	3,560,000	4,076,200

GenOn Americas Generation, Inc. sr. unsec. notes 9 1/8s, 2031	685,000	619,925

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	4,020,000	3,768,750

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	610,000	582,550

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	562,000	623,820

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	7,490,000	7,433,824

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	1,560,000	1,704,852

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	265,000	302,763

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028	639,000	728,726

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty notes 15s, 2021	2,756,000	1,157,520

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes 10 1/2s, 2016 ‡‡	4,288,013	1,136,323

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	2,030,000	1,370,250

		60,681,955

Total corporate bonds and notes (cost $1,245,711,094)		$1,277,688,965

SENIOR LOANS (5.2%)* [c]	Principal amount	Value

Basic materials (0.1%)
Exopack, LLC bank term loan FRN Ser. B, 6 1/2s, 2017	$1,326,405	$1,323,089

INEOS Group Holdings, Ltd. bank term loan FRN Ser. C2,
8.001s, 2014	114,158	118,249

		1,441,338
Broadcasting (0.5%)
Clear Channel Communications, Inc. bank term loan FRN Ser. A,
3.67s, 2014	1,169,758	1,096,062

Clear Channel Communications, Inc. bank term loan FRN Ser. B,
3.92s, 2016	4,170,560	3,420,606

Univision Communications, Inc. bank term loan FRN 4.546s, 2017	2,979,796	2,772,453

		7,289,121
Building materials (—%)
Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017	495,103	490,771

		490,771
Capital goods (0.1%)
SRAM Corp. bank term loan FRN 8 1/2s, 2018	1,370,000	1,376,850

		1,376,850
Commercial and consumer services (0.1%)
Travelport, LLC bank term loan FRN Ser. B, 5.081s, 2015	1,079,828	915,925

Travelport, LLC bank term loan FRN Ser. S, 5.079s, 2015	340,172	288,538

		1,204,463
Consumer cyclicals (1.0%)
Caesars Entertainment Corp. bank term loan FRN Ser. B, 9 1/4s, 2017	905,000	880,113

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017	4,123,682	4,119,817

Chrysler Group, LLC bank term loan FRN Ser. B, 6s, 2017	94,762	95,058

Cumulus Media Holdings, Inc. bank term loan FRN 7 1/2s, 2019	1,750,000	1,745,625

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.27s, 2014	1,298,926	382,371

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.27s, 2014	484,674	142,676

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.3s, 2014 ‡‡	1,360,940	1,273,612

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.3s, 2014 ‡‡	774,691	724,982

Goodman Global, Inc. bank term loan FRN 9s, 2017	2,411,959	2,439,094

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	1,347,000	1,334,996

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014	2,148,500	1,397,868

		14,536,212
Consumer staples (0.5%)
Claire’s Stores, Inc. bank term loan FRN 3.068s, 2014	2,609,217	2,467,476

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	776,100	763,553

Huish Detergents, Inc. bank term loan FRN 4.52s, 2014	780,000	638,300

Prestige Brands, Inc. bank term loan FRN Ser. B, 5 1/4s, 2019	357,500	358,766

Revlon Consumer Products bank term loan FRN Ser. B, 4 3/4s, 2017	3,059,625	3,054,806

Rite Aid Corp. bank term loan FRN Ser. B, 2.038s, 2014	316,638	309,514

		7,592,415
Energy (0.2%)
Frac Tech International, LLC bank term loan FRN Ser. B, 6 1/4s, 2016	2,741,922	2,725,275

		2,725,275
Financials (0.9%)
AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017	2,410,000	2,191,092

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	816,670	821,774

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014	1,353,838	1,352,991

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2014	2,260,000	2,247,853

Lone Star Intermediate Super Holdings, LLC bank term loan FRN
11s, 2019	2,085,000	2,111,063

SENIOR LOANS (5.2%)* [c] cont.	Principal amount	Value

Financials cont.
Nuveen Investments, Inc. bank term loan FRN 8 1/4s, 2019	$3,930,000	$3,969,300

Nuveen Investments, Inc. bank term loan FRN Ser. B, 6.065s, 2017	1,116,987	1,114,195

		13,808,268
Gaming and lottery (0.1%)
Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B, 9 1/2s, 2016	842,800	868,505

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B2, 3.276s, 2015	1,275,000	1,193,719

		2,062,224
Health care (0.6%)
Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	1,645,487	1,641,374

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	2,482,247	2,473,560

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 6 1/4s, 2018	3,310,000	3,340,737

Quintiles Transnational Corp. bank term loan FRN 7 1/2s, 2017	830,000	826,888

		8,282,559
Homebuilding (0.3%)
Realogy Corp. bank term loan FRN Ser. A, 13 1/2s, 2017	4,700,000	4,841,000

		4,841,000
Publishing (0.2%)
Cengage Learning Acquisitions, Inc. bank term loan FRN Ser. B,
2.52s, 2014	2,425,331	2,244,442

		2,244,442
Retail (0.1%)
Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017	732,488	732,263

J Crew Group, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	1,396,482	1,368,243

		2,100,506
Utilities and power (0.5%)
Dynegy Power, LLC bank term loan FRN 9 1/4s, 2016	1,271,813	1,305,516

Dynegy, Inc. bank term loan FRN 9 1/4s, 2016	389,025	385,204

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.795s, 2017	10,079,407	5,613,665

		7,304,385

Total senior loans (cost $82,894,545)		$77,299,829

COMMON STOCKS (1.9%)*	Shares	Value

Alpha Natural Resources, Inc. †	28,975	$537,776

Avis Budget Group, Inc. †	70,380	907,902

Bohai Bay Litigation, LLC (Escrow) F §	3,899	12,165

Chesapeake Energy Corp.	43,880	1,097,000

Cincinnati Bell, Inc. †	173,939	652,271

CIT Group, Inc. †	22,503	916,097

Compton Petroleum Corp. (Canada) †	120,340	505,428

CONSOL Energy, Inc.	34,840	1,247,969

Crown Castle International Corp. †	24,095	1,248,362

Deepocean Group (Shell) (acquired 06/09/2011, cost $1,116,503)
(Norway) ‡	76,862	1,306,654

DISH Network Corp. Class A	46,755	1,363,843

FelCor Lodging Trust, Inc. † R	182,130	699,379

COMMON STOCKS (1.9%)* cont.	Shares	Value

Fortescue Metals Group, Ltd. (Australia)	200,750	$1,184,939

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	38,470	1,637,283

General Motors Co. †	85,011	2,211,986

Harry & David Holdings, Inc.	2,716	215,922

Interpublic Group of Companies, Inc. (The)	133,500	1,564,620

LyondellBasell Industries NV Class A (Netherlands)	39,040	1,685,747

Magellan Health Services, Inc. †	1,331	62,903

Newfield Exploration Co. †	29,820	1,073,520

NII Holdings, Inc. †	55,760	996,989

Quicksilver Resources, Inc. †	100,635	557,518

Spectrum Brands Holdings, Inc. †	76,636	2,177,995

Stallion Oilfield Holdings, Ltd.	16,319	587,484

Terex Corp. †	49,414	1,254,621

Trump Entertainment Resorts, Inc.	3,732	3,732

TRW Automotive Holdings Corp. †	18,370	840,244

Vantage Drilling Co. †	843,255	1,104,664

Vertis Holdings, Inc. F	8,815	88

Total common stocks (cost $33,062,249)		$27,655,101

CONVERTIBLE PREFERRED STOCKS (1.1%)*	Shares	Value

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd. R	114,663	$2,317,626

General Motors Co. Ser. B, $2.375 cv. pfd.	55,378	2,363,948

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	58,867	3,104,057

Lehman Brothers Holdings, Inc. Ser. P, 7.25% cv. pfd. (In default) †	4,338	868

Lucent Technologies Capital Trust I 7.75% cv. pfd.	2,198	1,799,613

MetLife, Inc. $3.75 cv. pfd.	33,585	2,431,218

Nielsen Holdings NV $3.125 cv. pfd.	27,860	1,594,985

PPL Corp. $4.75 cv. pfd.	39,965	2,204,469

Total convertible preferred stocks (cost $20,830,118)		$15,816,784

CONVERTIBLE BONDS AND NOTES (0.5%)*	Principal amount	Value

Altra Holdings, Inc. 144A cv. company guaranty sr. unsec. notes
2 3/4s, 2031	$1,169,000	$1,166,078

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	1,173,000	1,865,070

Meritor, Inc. cv. company guaranty sr. unsec. notes stepped-coupon
4 5/8s (0s, 3/1/16) 2026 ††	2,545,000	2,258,688

Safeguard Scientifics, Inc. cv. sr. unsec. sub. notes 10 1/8s, 2014	382,000	502,330

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	602,000	684,775

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec. sub.
notes 7s, 2014	772,000	1,134,879

Total convertible bonds and notes (cost $6,037,906)		$7,611,820

PREFERRED STOCKS (0.4%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	2,552	$2,214,339

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	157,265	3,692,582

Total preferred stocks (cost $5,092,460)		$5,906,921

WARRANTS (0.1%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	0.01	420	$8,824

General Motors Co.	7/10/19	18.33	18,319	210,302

General Motors Co.	7/10/16	10.00	18,319	310,873

Smurfit Kappa Group PLC 144A (Ireland) F	10/1/13	EUR 1.00	4,137	218,860

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	672,570	161,417

Total warrants (cost $933,302)				$910,276

SHORT-TERM INVESTMENTS (4.3%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.09% [e]	52,568,520	$52,568,520

SSgA Prime Money Market Fund 0.13% P	30,000	30,000

U.S. Treasury Bills with effective yields ranging from 0.058%
to 0.096%, August 23, 2012 ##	$983,000	982,439

U.S. Treasury Bills with an effective yield of 0.082%,
July 26, 2012	50,000	49,978

U.S. Treasury Bills with an effective yield of 0.126%,
May 3, 2012	110,000	109,986

U.S. Treasury Bills with an effective yield of 0.178%,
May 9, 2012	10,000,000	9,996,623

Total short-term investments (cost $63,737,640)		$63,737,546

TOTAL INVESTMENTS

Total investments (cost $1,458,299,314)		$1,476,627,242

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through February 29, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,490,529,777.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,306,654, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

§ Affiliated Company (Note 8).

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

Δ Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

P Security purchased with cash or security received that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $6,495,446 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $30,149,174) (Unaudited)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	depreciation

	Bank of America, N.A.

	Canadian Dollar	Sell	3/22/12	$823,319	$816,715	$(6,604)

	Euro	Sell	3/22/12	1,276,442	1,264,742	(11,700)

	Barclays Bank PLC

	Euro	Sell	3/22/12	1,586,359	1,569,195	(17,164)

	Citibank, N.A.

	Euro	Sell	3/22/12	2,138,640	2,114,559	(24,081)

	Credit Suisse AG

	Euro	Sell	3/22/12	2,806,706	2,784,060	(22,646)

	Deutsche Bank AG

	Euro	Sell	3/22/12	1,872,958	1,852,010	(20,948)

	Goldman Sachs International

	Euro	Sell	3/22/12	2,886,251	2,852,907	(33,344)

HSBC Bank USA, National Association

	Euro	Sell	3/22/12	1,891,612	1,869,873	(21,739)

	JPMorgan Chase Bank, N.A.

	Canadian Dollar	Sell	3/22/12	884,638	877,930	(6,708)

	Euro	Sell	3/22/12	2,300,660	2,274,237	(26,423)

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $30,149,174) (Unaudited) cont.

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	depreciation

Royal Bank of Scotland PLC (The)

	Euro	Sell	3/22/12	$2,626,032	$2,596,405	$(29,627)

State Street Bank and Trust Co.

	Euro	Sell	3/22/12	1,792,082	1,773,248	(18,834)

UBS AG

	Euro	Sell	3/22/12	2,130,778	2,108,385	(22,393)

Westpac Banking Corp.

	Australian Dollar	Sell	3/22/12	1,456,406	1,453,403	(3,003)

	Canadian Dollar	Sell	3/22/12	1,581,479	1,569,431	(12,048)

	Euro	Sell	3/22/12	2,397,792	2,372,074	(25,718)

Total						$(302,980)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/29/12 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received
Swap counterparty /		received	Notional	nation	(paid) by fund	Unrealized
Referenced debt*	Rating***	(paid)**	amount	date	per annum	appreciation

Barclays Bank PLC
DJ CDX NA HY Series
17 Version 2 Index	B+/P	$382,813	$6,062,500	12/20/16	500 bp	$336,556

Total						$336,556

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 29, 2012. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$3,323,030	$1,184,939	$—

Capital goods	1,254,621	—	—

Communication services	4,261,465	—	—

Consumer cyclicals	5,316,229	3,732	88

Consumer staples	3,301,819	—	—

Energy	6,123,875	1,894,138	12,165

Financials	916,097	—	—

Health care	62,903	—	—

Total common stocks	24,560,039	3,082,809	12,253

Convertible bonds and notes	$—	$7,611,820	$—

Convertible preferred stocks	—	15,816,784	—

Corporate bonds and notes	—	1,275,789,720	1,899,245

Preferred stocks	—	5,906,921	—

Senior loans	—	77,299,829	—

Warrants	521,175	8,824	380,277

Short-term investments	52,598,520	11,139,026	—

Totals by level	$77,679,734	$1,396,655,733	$2,291,775

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(302,980)	$—

Credit default contracts	—	(46,257)	—

Totals by level	$—	$(349,237)	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/29/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,405,730,794)	$1,424,046,557
Affiliated issuers (identified cost $52,568,520) (Notes 1 and 6)	52,580,685

Cash	78,784

Dividends, interest and other receivables	28,547,199

Receivable for shares of the fund sold	2,450,927

Receivable for investments sold	19,124,031

Receivable for sales of delayed delivery securities (Note 1)	239,498

Unrealized appreciation on swap contracts (Note 1)	336,556

Total assets	1,527,404,237

LIABILITIES

Payable for investments purchased	26,366,857

Payable for purchases of delayed delivery securities (Note 1)	5,994,727

Payable for shares of the fund repurchased	1,819,832

Payable for compensation of Manager (Note 2)	670,503

Payable for investor servicing fees (Note 2)	183,412

Collateral on certain derivative contracts, at value (Note 1)	30,000

Payable for custodian fees (Note 2)	15,062

Payable for Trustee compensation and expenses (Note 2)	418,452

Payable for administrative services (Note 2)	5,628

Payable for distribution fees (Note 2)	561,775

Premium received on swap contracts (Note 1)	382,813

Unrealized depreciation on forward currency contracts (Note 1)	302,980

Other accrued expenses	122,419

Total liabilities	36,874,460

Net assets	$1,490,529,777

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,877,823,262

Undistributed net investment income (Note 1)	7,157,094

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(412,819,072)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	18,368,493

Total — Representing net assets applicable to capital shares outstanding	$1,490,529,777

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,227,426,335 divided by 160,169,385 shares)	$7.66

Offering price per class A share (100/96.00 of $7.66)*	$7.98

Net asset value and offering price per class B share ($20,343,160 divided by 2,658,046 shares)**	$7.65

Net asset value and offering price per class C share ($48,928,538 divided by 6,435,285 shares)**	$7.60

Net asset value and redemption price per class M share ($20,860,938 divided by 2,715,712 shares)	$7.68

Offering price per class M share (100/96.75 of $7.68)†	$7.94

Net asset value, offering price and redemption price per class R share
($9,825,208 divided by 1,305,626 shares)	$7.53

Net asset value, offering price and redemption price per class Y share
($163,145,598 divided by 21,632,653 shares)	$7.54

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/29/12 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $18,124 from investments in affiliated issuers) (Note 6)	$54,224,927

Dividends (net of foreign tax of $34,171)	1,136,002

Total investment income	55,360,929

EXPENSES

Compensation of Manager (Note 2)	3,879,135

Investor servicing fees (Note 2)	1,011,086

Custodian fees (Note 2)	14,325

Trustee compensation and expenses (Note 2)	57,423

Administrative services (Note 2)	18,496

Distribution fees — Class A (Note 2)	1,408,279

Distribution fees — Class B (Note 2)	100,696

Distribution fees — Class C (Note 2)	210,339

Distribution fees — Class M (Note 2)	48,739

Distribution fees — Class R (Note 2)	23,094

Other	238,572

Total expenses	7,010,184

Expense reduction (Note 2)	(4,891)

Net expenses	7,005,293

Net investment income	48,355,636

Net realized loss on investments (Notes 1 and 3)	(4,852,834)

Net realized loss on swap contracts (Note 1)	(75,512)

Net realized gain on foreign currency transactions (Note 1)	1,471,763

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(193,092)

Net unrealized appreciation of investments and swap contracts during the period	58,989,945

Net gain on investments	55,340,270

Net increase in net assets resulting from operations	$103,695,906

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/29/12*	Year ended 8/31/11

Operations:
Net investment income	$48,355,636	$102,347,953

Net realized gain (loss) on investments
and foreign currency transactions	(3,456,583)	50,090,907

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	58,796,853	(54,315,591)

Net increase in net assets resulting from operations	103,695,906	98,123,269

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(41,330,483)	(82,752,980)

Class B	(659,263)	(2,098,112)

Class C	(1,419,123)	(2,611,979)

Class M	(687,859)	(1,367,098)

Class R	(341,470)	(490,863)

Class Y	(5,353,109)	(9,983,451)

Increase in capital from settlement payments (Note 9)	—	595,081

Redemption fees (Note 1)	99,339	18,784

Increase (decrease) from capital share transactions (Note 4)	154,751,434	(41,500,135)

Total increase (decrease) in net assets	208,755,372	(42,067,484)

NET ASSETS

Beginning of period	1,281,774,405	1,323,841,889

End of period (including undistributed net investment
income of $7,157,094 and $8,592,765, respectively)	$1,490,529,777	$1,281,774,405

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
February 29, 2012**	$7.39	.26	.28	.54	(.27)	(.27)	—	— [g]	$7.66	7.53*	$1,227,426	.51*	3.58*	29*
August 31, 2011	7.40	.56	(.03)	.53	(.54)	(.54)	—	— [e,f,g]	7.39	7.07	1,108,763	1.00	7.15	72
August 31, 2010	6.68	.56	.70	1.26	(.54)	(.54)	—	— [h]	7.40	19.29	1,120,786	1.04 [i]	7.67 [i]	71
August 31, 2009	7.21	.49	(.48)	.01	(.54)	(.54)	—	— [j,k]	6.68	1.73	1,070,781	1.13 [i]	8.37 [i]	44
August 31, 2008	7.82	.57	(.60)	(.03)	(.58)	(.58)	—	—	7.21	(.50)	1,298,019	1.07 [i]	7.51 [i]	28
August 31, 2007	7.87	.58	(.04)	.54	(.59)	(.59)	—	—	7.82	6.87	1,570,488	1.03 [i]	7.17 [i]	57

Class B
February 29, 2012**	$7.38	.24	.27	.51	(.24)	(.24)	—	— [g]	$7.65	7.12*	$20,343	.88*	3.21*	29*
August 31, 2011	7.39	.50	(.03)	.47	(.48)	(.48)	—	— [e,f,g]	7.38	6.24	22,545	1.75	6.43	72
August 31, 2010	6.67	.50	.70	1.20	(.48)	(.48)	—	— [h]	7.39	18.39	41,109	1.79 [i]	6.96 [i]	71
August 31, 2009	7.19	.45	(.47)	(.02)	(.50)	(.50)	—	— [j,k]	6.67	1.12	65,487	1.88 [i]	7.75 [i]	44
August 31, 2008	7.79	.51	(.59)	(.08)	(.52)	(.52)	—	—	7.19	(1.14)	113,832	1.82 [i]	6.79 [i]	28
August 31, 2007	7.84	.51	(.04)	.47	(.52)	(.52)	—	—	7.79	6.05	197,581	1.78 [i]	6.42 [i]	57

Class C
February 29, 2012**	$7.34	.23	.27	.50	(.24)	(.24)	—	— [g]	$7.60	7.07*	$48,929	.88*	3.21*	29*
August 31, 2011	7.35	.49	(.02)	.47	(.48)	(.48)	—	— [e,f,g]	7.34	6.34	38,589	1.75	6.39	72
August 31, 2010	6.65	.50	.69	1.19	(.49)	(.49)	—	— [h]	7.35	18.19	38,400	1.79 [i]	6.92 [i]	71
August 31, 2009	7.17	.45	(.47)	(.02)	(.50)	(.50)	—	— [j,k]	6.65	1.14	34,786	1.88 [i]	7.58 [i]	44
August 31, 2008	7.78	.51	(.60)	(.09)	(.52)	(.52)	—	—	7.17	(1.28)	39,507	1.82 [i]	6.75 [i]	28
August 31, 2007	7.84	.52	(.05)	.47	(.53)	(.53)	—	—	7.78	5.95	46,276	1.78 [i]	6.42 [i]	57

Class M
February 29, 2012**	$7.41	.25	.28	.53	(.26)	(.26)	—	— [g]	$7.68	7.37*	$20,861	.63*	3.46*	29*
August 31, 2011	7.42	.54	(.03)	.51	(.52)	(.52)	—	— [e,f,g]	7.41	6.74	18,768	1.25	6.90	72
August 31, 2010	6.69	.54	.71	1.25	(.52)	(.52)	—	— [h]	7.42	19.12	19,218	1.29 [i]	7.46 [i]	71
August 31, 2009	7.23	.47	(.48)	(.01)	(.53)	(.53)	—	— [j,k]	6.69	1.36	17,087	1.38 [i]	8.03 [i]	44
August 31, 2008	7.83	.55	(.60)	(.05)	(.55)	(.55)	—	—	7.23	(.67)	13,273	1.32 [i]	7.25 [i]	28
August 31, 2007	7.88	.56	(.05)	.51	(.56)	(.56)	—	—	7.83	6.54	16,162	1.28 [i]	6.92 [i]	57

Class R
February 29, 2012**	$7.26	.25	.28	.53	(.26)	(.26)	—	— [g]	$7.53	7.55*	$9,825	.63*	3.46*	29*
August 31, 2011	7.30	.52	(.04)	.48	(.52)	(.52)	—	— [e,f,g]	7.26	6.49	8,473	1.25	6.86	72
August 31, 2010	6.61	.53	.69	1.22	(.53)	(.53)	—	— [h]	7.30	18.80	5,085	1.29 [i]	7.36 [i]	71
August 31, 2009	7.16	.46	(.48)	(.02)	(.53)	(.53)	—	— [j,k]	6.61	1.23	2,296	1.38 [i]	7.93 [i]	44
August 31, 2008	7.77	.54	(.59)	(.05)	(.56)	(.56)	—	—	7.16	(.75)	1,446	1.32 [i]	7.22 [i]	28
August 31, 2007	7.85	.56	(.07)	.49	(.57)	(.57)	—	—	7.77	6.24	1,096	1.28 [i]	6.92 [i]	57

Class Y
February 29, 2012**	$7.28	.27	.27	.54	(.28)	(.28)	—	— [g]	$7.54	7.66*	$163,146	.39*	3.70*	29*
August 31, 2011	7.31	.57	(.04)	.53	(.56)	(.56)	—	— [e,f,g]	7.28	7.18	84,635.75		7.41	72
August 31, 2010	6.61	.57	.69	1.26	(.56)	(.56)	—	— [h]	7.31	19.49	99,244	.79 [i]	7.80 [i]	71
August 31, 2009	7.14	.54	(.52)	.02	(.55)	(.55)	—	— [j,k]	6.61	1.98	42,372	.88 [i]	9.11 [i]	44
August 31, 2008	7.76	.58	(.60)	(.02)	(.60)	(.60)	—	—	7.14	(.35)	217,165	.82 [i]	7.73 [i]	28
August 31, 2007	7.83	.60	(.06)	.54	(.61)	(.61)	—	—	7.76	6.96	225,031	.78 [i]	7.42 [i]	57

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48	49

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding on December 21, 2010.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Southwest Securities, which amounted to less than $0.01 per share outstanding on August 22, 2011.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding on March 30, 2010.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to August 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

August 31, 2010	0.01%

August 31, 2009	0.04

August 31, 2008	<0.01

August 31, 2007	<0.01

j Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, LLC and Millennium International Management, LLC, which amounted to less than $0.01 per share outstanding on June 23, 2009.

k Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding on May 21, 2009.

The accompanying notes are an integral part of these financial statements.

50

Notes to financial statements 2/29/12 (Unaudited)

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam High Yield Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek high current income by investing primarily in high-yielding, lower-rated fixed-income securities. These securities may have a higher rate of default. Capital growth is a secondary goal when consistent with achieving high current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through February 29, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $26,600,000 on forward currency contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $5,300,000 on credit default swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $349,237 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $128,910.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2011, the fund had a capital loss carryover of $409,260,365 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$61,743,291	$—	$61,743,291	August 31, 2012

76,944,480	—	76,944,480	August 31, 2013

14,070,646	—	14,070,646	August 31, 2014

2,600,677	—	2,600,677	August 31, 2015

20,028,690	—	20,028,690	August 31, 2016

96,252,247	—	96,252,247	August 31, 2017

137,620,334	—	137,620,334	August 31, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,458,401,438, resulting in gross unrealized appreciation and depreciation of $77,411,632 and $ 59,185,828, respectively, or net unrealized appreciation of $18,225,804.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations. Effective March 1, 2012, investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,826 under the expense offset arrangements and by $3,065 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,075, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $21,663 and $171 from the sale of class A and class M shares, respectively, and received $7,824 and $434 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $452 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $377,214,977 and $530,194,275, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/29/12		Year ended 8/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	22,347,519	$163,649,949	24,009,975	$186,911,319

Shares issued in connection with
reinvestment of distributions	4,247,142	31,127,078	7,643,807	59,095,581

	26,594,661	194,777,027	31,653,782	246,006,900

Shares repurchased	(16,385,240)	(120,206,820)	(33,074,023)	(256,269,201)

Net increase (decrease)	10,209,421	$74,570,207	(1,420,241)	$(10,262,301)

	Six months ended 2/29/12		Year ended 8/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	425,038	$3,131,177	653,595	$5,090,834

Shares issued in connection with
reinvestment of distributions	71,717	524,721	196,893	1,521,011

	496,755	3,655,898	850,488	6,611,845

Shares repurchased	(892,036)	(6,552,448)	(3,359,908)	(26,196,242)

Net decrease	(395,281)	$(2,896,550)	(2,509,420)	$(19,584,397)

	Six months ended 2/29/12		Year ended 8/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	1,531,137	$11,209,882	1,272,470	$9,831,860

Shares issued in connection with
reinvestment of distributions	143,076	1,041,571	234,756	1,803,515

	1,674,213	12,251,453	1,507,226	11,635,375

Shares repurchased	(497,276)	(3,624,216)	(1,469,771)	(11,311,017)

Net increase	1,176,937	$8,627,237	37,455	$324,358

	Six months ended 2/29/12		Year ended 8/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	266,671	$1,960,706	318,419	$2,468,076

Shares issued in connection with
reinvestment of distributions	79,824	586,336	147,414	1,142,322

	346,495	2,547,042	465,833	3,610,398

Shares repurchased	(163,915)	(1,206,279)	(524,206)	(4,087,552)

Net increase (decrease)	182,580	$1,340,763	(58,373)	$(477,154)

	Six months ended 2/29/12		Year ended 8/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	417,836	$3,001,471	830,760	$6,386,934

Shares issued in connection with
reinvestment of distributions	42,955	309,197	58,803	447,572

	460,791	3,310,668	889,563	6,834,506

Shares repurchased	(321,523)	(2,301,398)	(419,960)	(3,213,283)

Net increase	139,268	$1,009,270	469,603	$3,621,223

	Six months ended 2/29/12		Year ended 8/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	14,832,381	$106,822,104	21,624,376	$165,261,256

Shares issued in connection with
reinvestment of distributions	427,621	3,085,046	1,134,844	8,675,835

	15,260,002	109,907,150	22,759,220	173,937,091

Shares repurchased	(5,251,130)	(37,806,643)	(24,716,295)	(189,058,955)

Net increase (decrease)	10,008,872	$72,100,507	(1,957,075)	$(15,121,864)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$—	Payables	$46,257

Foreign exchange
contracts	Receivables	—	Payables	302,980

Equity contracts	Investments	910,276	Payables	—

Total		$910,276		$349,237

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$(75,512)	$(75,512)

Foreign exchange contracts	1,512,018	—	$1,512,018

Total	$1,512,018	$(75,512)	$1,436,506

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Warrants*	contracts	Swaps	Total

Credit contracts	$—	$—	$336,556	$336,556

Foreign exchange contracts	—	(203,391)	—	$(203,391)

Equity contracts	108,451	—	—	$108,451

Total	$108,451	$(203,391)	$336,556	$241,616

*For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $18,124 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $270,021,538 and $234,259,079, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market
	value at the				Market value
	beginning of				at the end of
	the reporting	Purchase	Sales	Dividend	the reporting
Name of affiliate	period	cost	proceeds	income	period

Bohai Bay Escrow	$12,165	$—	$—	$—	$12,165

Totals	$12,165	$—	$—	$—	$12,165

Market values are shown for those securities affiliated at the close of the reporting period.

Note 9: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Note 10: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $547,977 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $13,338 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 11: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Mark C. Trenchard
Putnam Investment	John A. Hill	Vice President and
Management, LLC	Paul L. Joskow	BSA Compliance Officer
One Post Office Square	Elizabeth T. Kennan
Boston, MA 02109	Kenneth R. Leibler	Robert T. Burns
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	James P. Pappas
London, England SW1A 1LD		Vice President
Officers
Investment Sub-Advisor	Robert L. Reynolds	Judith Cohen
The Putnam Advisory	President	Vice President, Clerk and
Company, LLC		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Michael Higgins
	Principal Executive	Vice President, Senior Associate
Marketing Services	Officer, Treasurer and	Treasurer and Assistant Clerk
Putnam Retail Management	Compliance Liaison
One Post Office Square		Nancy E. Florek
Boston, MA 02109	Steven D. Krichmar	Vice President, Assistant Clerk,
	Vice President and	Assistant Treasurer and
Custodian	Principal Financial Officer	Proxy Manager
State Street Bank
and Trust Company	Janet C. Smith	Susan G. Malloy
	Vice President, Assistant	Vice President and
Legal Counsel	Treasurer and Principal	Assistant Treasurer
Ropes & Gray LLP	Accounting Officer

Trustees	Robert R. Leveille
Jameson A. Baxter, Chair	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann
Charles B. Curtis

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA034
273258 4/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam High Yield Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 27, 2012